UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) January 17, 2013

PCTEL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

471 Brighton Drive

Bloomingdale, Illinois 60108

(Address of Principal Executive Offices, including Zip Code)

(630) 372-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The following information is intended to be furnished under Item 8.01 of Form 8-K, “Other Events.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 17, 2013, PCTEL, Inc. (“PCTEL”) announced that it had engaged Wunderlich Securities, Inc. to advise them on potential directions for PCTEL Secure LLC (“PCTEL Secure”) and its security solution called ProsettaCore™. Wunderlich will assist PCTEL in raising equity, establishing distribution partners, or finding other ways to optimize the value of the PCTEL Secure assets. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2013
PCTEL, INC.

	By:	/s/ John W. Schoen
John W. Schoen, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release, dated January 17, 2013, of PCTEL, Inc. announcing that it had engaged Wunderlich Securities, Inc. to advise them on potential directions for PCTEL Secure LLC and its security solution called ProsettaCore™.